Exhibit 10.1

SUBSCRIPTION & REGISTRATION RIGHTS AGREEMENT
FOR COMMON SHARES

TO:	Triangle Petroleum Corporation (the “Corporation”)
AND TO:	Johnson Rice & Company LLC (“Agent”)

The undersigned (hereinafter referred to as the “Subscriber,” and, together with the other persons purchasing shares of common stock of the Corporation offered in this Offering, the “Subscribers”) hereby irrevocably subscribes for and agrees to purchase the number of shares of common stock of the Corporation set forth below (the “Common Shares”), for the aggregate subscription price set forth below (the “Aggregate Subscription Price”), representing a subscription price of $0.33 (U.S.) per Common Share, upon and subject to the terms and conditions set forth in “Terms and Conditions of Subscription for Common Shares of Triangle Petroleum Corporation” attached hereto (together with this page and the attached Exhibits, the “Subscription Agreement”). In addition to this face page, the Subscriber must also complete all applicable Exhibits attached hereto.

Number of Common Shares:

Aggregate Subscription Price (U.S.): $
(Name of Subscriber − please print)

By:		Deliver the Common Shares as set forth below:
(Authorized Signature)

(Name)

(Official Capacity or Title − please print)		(Account Reference, if applicable))

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)		(Contact Name)

(Address, including ZIP code)

(Subscriber’s Address, including ZIP code)

Register the Common Shares as set forth below:

(Telephone Number)	(E-Mail Address)	(Name)

(Taxpayer Identification Number)		(Account reference, if applicable

(Address, including ZIP code)

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated: _________________________, 2010

TRIANGLE PETROLEUM CORPORATION		Subscription No:

By:	Title:

This is the first page of an agreement comprised of 18 pages (including Exhibits).

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
COMMON SHARES OF
TRIANGLE PETROLEUM CORPORATION

Terms of the Offering

1.     The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Corporation in whole or in part.

2.     The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)
the Common Shares subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of up to 30,000,000 Common Shares at an issue price of $0.33(U.S.) per Common Share on a best efforts marketed offering basis through the Agent (the “Offering”); and

(b)	the Offering is not subject to any minimum subscription level, and therefore, any funds invested are available to the Corporation and will be paid to the Corporation on the Closing Date.

Definitions

3.     The following terms, as used herein, have the following meanings:

(a)	“1933 Act” means the U.S. Securities Act of 1933, as amended.

(b)
“Prospectus” means the prospectus or prospectuses forming a part of, or deemed to form a part of, or included in, or deemed included in, any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

(c)	“Registrable Shares” means Common Shares purchased by the Subscriber in the Offering that do not bear a restrictive legend.

(d)
“Registration Statement” means any registration statement under the 1933 Act of the Corporation that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

Registration Rights

4.     If the Corporation proposes to publicly sell or register for sale any of its Common Shares for its own account or for the account of any stockholder of the Corporation (other than in connection with the repurchase, redemption, acquisition or retirement of capital stock of the Corporation) pursuant to a registration statement under the 1933 Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto) on or before the six month anniversary of the closing of the Offering  (a “Piggyback Registration”), the Corporation shall give written notice to the Subscriber of its intention to effect such sale or registration at least 15 days prior the effectiveness of such Registration Statement and, subject to Section 5, shall include in such transaction all Registrable Shares with respect to which the Corporation has received a written request from the Subscriber for inclusion therein within 5 days after the receipt of the Corporation’s notice.  The failure of the Subscriber to respond to such notice shall be deemed a waiver of the Subscriber’s rights to participate in the proposed Piggyback Registration.  The Corporation shall have no obligation to offer the Subscriber the right to participate in more than one Piggyback Registration for which the related Registration Statement becomes effective; provided, however, if the number of Registrable Shares included in the Registration Statement is cutback pursuant to Section 5 below, the Corporation shall be required to allow the Subscriber to participate in such additional Piggyback Registrations during such six month period as is necessary to include all of the Registrable Shares.  The Corporation may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

5.     If a Piggyback Registration is initiated as an underwritten offering, and the managing underwriter advises the Corporation that in its good faith opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having a material adverse effect on such offering, including the price at which such securities can be sold, then the Corporation shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated (i) first, to the securities the Corporation proposes to sell, (ii) second, pro rata among the Subscriber and the other subscribers purchasing shares of Common Stock in the Offering based upon the number of Registrable Shares requested to be included by the Subscriber and each other subscriber, and (iii) third, among other securities requested to be included in such registration by other security holders of the Corporation on such basis as such holders may agree among themselves and the Corporation.

6.     In connection with the registration and sale of Registrable Shares pursuant to this Subscription Agreement, the Corporation shall:

(a)
a reasonable time before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any prospectus supplement for a shelf takedown) in which the Subscriber is named, furnish to the Subscriber copies of such Registration Statement or Prospectus or supplement thereto (including any prospectus supplement for a shelf takedown) proposed to be filed, and the Subscriber shall have the opportunity to review and comment thereon, and the Corporation shall consider such changes in good faith prior to filing any such document;

(b)
furnish to the Subscriber such number of copies of such Prospectus (including each preliminary Prospectus and Prospectus supplement) and such other documents as the Subscriber may reasonably request in order to facilitate the disposition of the Registrable Shares, provided, however, that the Corporation shall have no such obligation to furnish copies of a final Prospectus if the conditions of Rule 172(c) under the 1933 Act are satisfied by the Corporation;

(c)
use commercially reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions (domestic or foreign) as the Subscriber reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the Subscriber to consummate the disposition in such jurisdictions of the Registrable Shares (provided, that the Corporation will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(c), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);

(d)
notify the Subscriber, at any time when a Prospectus relating thereto is required to be delivered under the 1933 Act, of the occurrence of any event as a result of which any Prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading;

(e)
make available for inspection by the Subscriber, and any attorney, accountant or other agent retained by the Subscriber, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Subscriber, attorney, accountant or agent in connection with such Registration Statement;

(f)	promptly notify the Subscriber:

(i)
when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(ii)	of any written request by the SEC for amendments or supplements to the Registration Statement or any Prospectus or of any inquiry by the SEC relating to the Registration Statement;

(iii)
of the notification to the Corporation by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(iv)
of the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction;

(g)
during the period when the Prospectus is required to be delivered under the 1933 Act, use its reasonable best efforts to promptly file all documents required to be filed with the SEC, including pursuant to Sections 13(a), 13(c), 14, or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and

(h)	otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC as in effect from time to time.

7.     The Corporation shall not, from the date of this Subscription Agreement until after the six month anniversary of the closing of the Offering, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby.

8.     The Corporation may require the Subscriber to furnish to the Corporation any other information regarding the Subscriber and the distribution of such securities as the Corporation reasonably determines is required to be included in any Registration Statement and the failure of Subscriber to provide such information shall be deemed to be a waiver of its right to participate in the Piggyback Registration.

9.     The Subscriber agrees that, upon notice from the Corporation of the happening of any event as a result of which the Prospectus included (or deemed included) in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), the Subscriber will forthwith discontinue disposition of Registrable Shares pursuant to such Registration Statement until the Subscriber is advised in writing by the Corporation that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus.

10.   Except as provided below in this Section 10, the expenses incurred by the Corporation in connection with registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Corporation, consultant and expert fees, premiums for liability insurance, if the Corporation chooses to obtain such insurance, obtained in connection with a Registration Statement filed to effect such compliance, and all expenses, including counsel fees, of complying with any state securities laws, shall be paid by the Corporation.  All fees and disbursements of any counsel, experts, or consultants employed by the Subscriber shall be borne by the Subscriber. The Subscriber agrees that any selling commissions or discounts payable to any underwriter or broker of securities to be sold by the Subscriber shall be borne by the Subscriber.  The obligations of the Corporation and the Subscriber for the expenses described in this Section 10 shall apply irrespective of whether any sales of Registrable Securities ultimately take place.

Representations, Warranties and Covenants by Subscriber

11.   The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation and the Agent and their respective counsels (and acknowledges that the Corporation and the Agent, and their respective counsels, are relying thereon) that both at the date hereof and at the Closing Time (as defined in Section 20 herein):

(a)
Subscriber (i) has been advised that trading in the Common Shares will be subject to various limitations and holding periods for at least six months under the securities laws of the United States; (ii) has been independently advised as to restrictions with respect to trading in the Common Shares imposed by applicable securities legislation in the jurisdiction in which it resides; and (iii) confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto.  Subscriber further acknowledges that it is aware of the characteristics of the Common Shares, the risks relating to an investment therein, and of the fact that it may not be able to resell the Common Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable law and the terms of this Subscription Agreement.

(b)
The Confidential Private Placement Memorandum of the Corporation dated February 23, 2010, as updated by the Supplement thereto dated March [___], 2010 (the “PPM”) and the documents listed on Exhibit 2 hereto (the “SEC Documents” and, together with the PPM, the “Disclosure Documents”) have been previously made available to or were accessible by Subscriber.  Other than the Disclosure Documents, Subscriber does not have any need to receive any offering memorandum, any prospectus, sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Common Shares.

(c)
Subscriber is, and at all times since the Subscriber received a copy of the Disclosure Documents, was, a resident of and was offered the Common Shares in the jurisdiction set forth as the “Subscriber’s Address” under its signature on the face page of this Subscription Agreement; if the state of his or her principal residence, or the state of its principal office or principal place of business, changes, or his, her or its address changes in any other respect, before the consummation of his, her or its purchase of the Common Shares subscribed for under this Subscription Agreement, he, she or it will promptly notify the Corporation, and if the change in the state or his or her principal residence, or its principal office or principal place of business, is to a state in which an offer and/or sale of the Common Shares is prohibited by applicable law, any offer to sell Common Shares to him, her or it made before notification of the change in the state of his or her principal residence, or its principal office or principal place of business, shall be deemed retracted and he, she or it shall cease to be entitled to purchase Common Shares pursuant to such offer.

(d)	Subscriber acknowledges that:

(i)
the Common Shares in this Offering have not been approved or disapproved by the SEC, any state securities commission or any other regulatory authority, nor has the SEC, any state securities commission or any other regulatory authority passed upon the accuracy or adequacy of any Disclosure Documents or any representations of the Corporation and any representation to the contrary is a criminal offense;

(ii)	there is no government or other insurance covering the Common Shares;

(iii)	the Common Shares are a speculative investment that involves a high degree of risk of loss of entire investment;

(iv)	except as provided under Section 4, the Corporation has not undertaken, and will have no obligation, to register the transfer of any of the Common Shares under the 1933 Act; and

(v)
except to the extent sold pursuant to a Piggyback Registration, the Common Shares shall not be resold until after the expiration of the applicable “restricted” period attaching to such Common Shares under all applicable securities laws, unless sold pursuant to an exemption under all applicable securities laws, and the certificates evidencing the Common Shares which it shall receive will bear a legend referring to such restrictions on resale and neither the Corporation nor any transfer agent of the Corporation will register any transfers of such Common Shares not made in compliance with such restrictions on resale.

(e)	Subscriber is purchasing the Common Shares directly from the Corporation pursuant to Regulation D promulgated under the 1933 Act, and:

(i)
This Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws;

(ii)
Subscriber understands and acknowledges that the Common Shares have not been registered under the 1933 Act, or any applicable state securities laws, and that the sale contemplated hereby is being made in reliance on a private placement exemption to certain “accredited investors” as defined in Rule 501(a)(1), (2), (3), (5) or (7) of Regulation D under the 1933 Act (“Accredited Investors”) and similar exemptions under state law. Accordingly, the Common Shares will be “restricted securities” within the meaning of Rule 144 under the 1933 Act, and therefore may not be offered or sold by it, directly or indirectly, in the United States without registration under United States federal and, if not preempted, state securities laws, except in compliance with Section 11(e)(v) and, the Subscriber understands that the certificates representing the Common Shares issued to it will contain a legend in respect of such restrictions which is set out in (vi) below;

(iii)
Subscriber has been offered the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any information the Subscriber deems necessary to verify the accuracy of any information regarding the Corporation and has had access to such additional information, if any, concerning the Corporation as it has considered necessary in connection with its investment decision to invest in the Common Shares;

(iv)
Subscriber has a pre-existing personal or business relationship with the Corporation, the Agent or one of their respective officers, directors or controlling persons, or by reason of the Subscriber’s business or financial experience, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Shares and is able to bear the economic risks of such investment and can be reasonably assumed to have the capacity to protect his, her or its own interests in connection with the transaction contemplated by this Subscription Agreement;

(v)
Unless the Common Shares are subject to an effective registration statement, the Subscriber agrees that it will not sell, transfer or otherwise dispose of or encumber the Common Shares unless prior to any such sale, transfer, disposition or encumbrance, the Subscriber will, if requested, furnish the Corporation and its transfer agent with an opinion of counsel satisfactory to the Corporation in form and substance that registration under the 1933 Act or applicable state securities laws is not required;

(vi)
Subscriber understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or state securities laws, the certificates representing the Common Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear on the face of such certificates the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

provided, that if (i) it is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Corporation, (ii) it has not been such an affiliate in the preceding 90 days, and (iii) at least six months (or such other period as may be required under Rule 144 or any successor rule) have elapsed since the later of the date the Common Shares were acquired from the Corporation or from an affiliate of the Corporation, then the above legend may be removed from any certificates representing such Common Shares held by it by delivery to the Corporation of an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that any such Common Shares held by it may be sold pursuant to Rule 144 (or any successor rule) of the 1933 Act and such legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(vii)
Subscriber is an Accredited Investor as set forth in Exhibit 1 hereto, is not a broker-dealer or an affiliate of a broker-dealer, and is acquiring the Common Shares as principal for its own account for investment, and not with a view to any resale, distribution or other disposition of the Common Shares, in violation of United States securities laws; the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer, assign or pledge to such person or anyone else all or any part of the Common Shares for which the Subscriber hereby subscribes, and the Subscriber has no plans or intentions to enter into any such contract, undertaking or arrangement;

(viii)	Subscriber has concurrently executed and delivered Exhibit 1 hereto with this Subscription Agreement which Exhibit is incorporated into and forms a part of this Subscription Agreement;

(ix)
the financial condition of the Subscriber is such that he, she or it (i) has no need for liquidity with respect to his, her or its investment in the Common Shares to satisfy any existing or contemplated undertaking or indebtedness, and he, she or it has no need for a current return on his, her or its investment in the Common Shares; and (ii) is able to bear the economic risk of his, her or its investment in the Common Shares for an indefinite period of time, including the risk of losing all of his, her or its investment, and the loss of his, her or its entire investment in the Common Shares would not materially adversely affect the standard of living of the Subscriber or his or her family; and

(x)
all information that the Subscriber has provided in this Subscription Agreement concerning the Subscriber and his, her or its financial condition is correct and complete as of the date set forth on its executed Exhibit 1, and if there should be any material change in such information prior to the acceptance of the Subscriber’s subscription for the Common Shares subscribed for under this Subscription Agreement, the Subscriber will immediately so notify the Corporation.

(f)
Subscriber understands and acknowledges that the Corporation has the right to instruct the transfer agent for the Common Shares not to record a transfer by any person in the United States without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the 1933 Act and any applicable state securities laws.

(g)
Subscriber acknowledges that it has not purchased the Common Shares as a result of any general solicitation or general advertising, as such terms are defined in Regulation D under the 1933 Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(h)	Except as provided herein, no person has made to the Subscriber any written or oral representation:

(i)	that any person will resell or repurchase the Common Shares;

(ii)	that any person will refund the purchase price of the Common Shares; or

(iii)	as to the future price or value of the Common Shares or future performance of the Corporation.

(i)
Subscriber understands and acknowledges that the Corporation (i) is not presently, nor is the Corporation under any obligation to become, a “foreign private issuer,” as such term is defined in Regulation S of the 1933 Act and (ii) because the Corporation is not a foreign private issuer, the 1933 Act restricts the offer, sale or transfer of the Common Shares both within and outside of the United States, as set forth in this Subscription Agreement.

(j)
In the case of a subscription by Subscriber for Common Shares acting as agent for a disclosed principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable agreement of, such principal, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(k)
In making the proposed investment decision, Subscriber is relying solely on investigations made by the Subscriber and not on the Corporation, the Agent or their respective counsels for an evaluation of the investment, tax and legal merits and consequences of purchasing and owning the Common Shares, and Subscriber acknowledges that the Disclosure Documents are the only information provided to the Subscriber by the Corporation or the Agent and that the Subscriber is not relying on any other information in making the proposed investment decision.

(l)	Subscriber acknowledges that the Corporation’s counsel and the Agent’s counsel are acting as counsel to the Corporation and the Agent, respectively, and not as counsel to the Subscriber.

(m)
Subscriber understands, acknowledges and is aware that the Common Shares are being offered for sale only on a “private placement” basis and that the sale and delivery of the Common Shares is conditional upon such sale being exempt from the requirements under applicable securities legislation as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the filing of a prospectus or delivering an offering memorandum and, as a consequence (i) it is restricted from using most of the civil remedies available under securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under securities legislation; and (iii) the Corporation is relieved from certain obligations that would otherwise apply under securities legislation.

(n)
If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares, including, without limitation, a duly completed copy of Exhibit 1.

(o)	The acquisition of the Common Shares hereunder by the Subscriber will not result in the Subscriber becoming a “control person” as defined under applicable securities laws.

(p)
The entering into of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber’s organizational documents, or any agreement to which the Subscriber is a party or by which it is bound.

(q)
The Subscriber acknowledges that it has been encouraged to obtain independent legal, income tax and investment advice with respect to its subscription for the Common Shares and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement.

(r)
The Corporation is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement (including Exhibit 1), and the Subscriber will hold harmless the Corporation from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement (including Exhibit 1).

(s)
Additionally, the Subscriber is aware that the certificates representing the Purchased Securities will be endorsed with a legend setting out resale restrictions pursuant to policies of the TSX Venture Exchange in substantially the following form:

“Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [DATE].”

Representations and Warranties of the Corporation

12.   The Corporation represents and warrants, as of the date of this Subscription Agreement and the Closing Date, to the Subscriber, that:

(a)
Each of the Corporation and its subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Corporation (a “material adverse effect”). Each of the Corporation and its subsidiaries has all requisite corporate, partnership, limited liability company or other organizational power and authority (i) to own and lease the properties and assets it currently owns and leases (if any) and it contemplates owning and leasing and (ii) to conduct its activities as such activities (if any) are currently conducted and as currently contemplated to be conducted, except where failure to have such power and authority would not have a material adverse effect.

(b)
As of the date of this Subscription Agreement, the authorized capital of the Corporation consists of 150,000,000 shares, of which as of the date of this Subscription Agreement 66,926,043 Common Shares are issued and outstanding, and 9,128,043 Common Shares are issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, Common Shares. As of January 31, 2010, 5,550,000 Common Shares are reserved for issuance pursuant to the Corporation’s stock option plans. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable.

(c)
The Corporation has duly authorized the issuance and sale of the Common Shares in accordance with the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of the Corporation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(d)
The Common Shares, when issued and paid for in accordance with this Subscription Agreement, will represent validly authorized, duly issued and fully paid and nonassessable shares of common stock of the Corporation, and the issuance thereof will not conflict with the organizational documents of the Corporation.

(e)
The execution and delivery of this Subscription Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of or default or create an event or condition which gives the holder of indebtedness the right to require the redemption, repurchase or repayment of such indebtedness under, any agreement, contract, indenture or other instrument by which the Corporation is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Corporation, except for such conflicts, breaches or defaults that would not have a material adverse effect.

(f)
As of the date thereof, the SEC Documents complied in all material respects with the requirements of the Exchange Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Corporation has provided the Subscriber with all the information that such Subscriber has requested for making an investment decision with respect to the Common Shares.

(g)
Subsequent to the most recently ended quarterly period for which financial statements are disclosed in the Corporation’s quarterly report on Form 10-Q for the quarter ending October 31, 2009, except as described therein and in the Corporation’s current reports on Form 8-K filed subsequent to such date, there has not been any material adverse change with regard to the assets or properties, results of operations or financial condition of the Corporation.

(h)
No securities commission, stock exchange or comparable authority has issued any order preventing the issue and sale of the Common Shares nor instituted proceedings for that purpose, and, to the knowledge of the Corporation, no such proceedings are pending or contemplated.

(i)
Assuming the accuracy of the representations and warranties of the Subscriber set forth in this Subscription Agreement and of all other subscribers in this offering, the offer, issuance and delivery of the Common Shares are exempt from or not subject to the registration requirements of the 1933 Act.

(j)
None of the Common Shares are listed on any United States stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Common Shares will become listed on any stock exchange or automated dealer quotation system, except that certain market makers currently make a market in the Corporation’s common shares on the over-the-counter bulletin board in the United States.

(k)
The consolidated financial statements of the Corporation filed with the SEC as a part of the SEC Documents present fairly in all material respects the financial condition of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles in the United States of America applied on a consistent basis throughout the periods involved except to the extent disclosed in the notes thereto.

(l)
The Corporation and each of its subsidiaries are in compliance with all laws as in effect on the date hereof applicable to the conduct of their business or operations, or applicable to their employees, except where the failure to be in compliance would not have a material adverse effect.  None of the Corporation or any of its subsidiaries has received notice of any violation of any law, or any potential liability under any law, relating to the operation of its business or to its employees or to any of the assets, operations, processes, employees or products of the Corporation or any of its subsidiaries, except where the violation would not cause a material adverse effect.

(m)
Neither the Corporation nor any of its subsidiaries is (i) in violation of its charter or by-laws, limited partnership agreement or limited liability company agreement, as applicable, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement, contract, indenture or other instrument except, in the case of clause (ii), for any defaults which, singularly or in the aggregate, would not result in a material adverse effect.

(n)
Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Corporation, threatened, against or affecting the Corporation or any of any of its subsidiaries, which would, individually or in the aggregate, result in a material adverse effect, or which would materially and adversely affect the consummation of the transactions contemplated in this Subscription Agreement or the performance by the Corporation of its obligations hereunder.

(o)
The oil and gas reserve estimates of the Corporation contained or incorporated by reference into the SEC Documents have been prepared by independent reserve engineers in accordance with SEC guidelines applied on a consistent basis throughout the periods involved, and the Corporation has no reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Corporation as of the dates indicated.  Other than production of the reserves in the ordinary course of business and intervening product price fluctuations or divestiture of such assets described in the SEC Documents, the Corporation is not aware of any facts or circumstances that would have a material adverse effect on the reserves or the present value of future net cash flows therefrom as described in the SEC Documents.

Indemnification

13.   The Corporation shall indemnify and hold harmless the Subscriber and its officers, directors, employees and affiliates and each person who controls the Subscriber (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus or any “issuer free writing prospectus” (as defined in Rule 433 under the 1933 Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Corporation of the 1933 Act, the Exchange Act or applicable “blue sky” laws, except insofar as the same are made in reliance and in conformity with information relating to the Subscriber furnished to the Corporation by the Subscriber expressly for use therein.

14.   Subscriber will indemnify and hold harmless the Corporation, its directors, officers, employees, agents, advisors and shareholders from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber or to the Corporation in connection therewith.  Further, Subscriber shall indemnify and hold harmless the Corporation, the underwriters and their respective officers, employees, directors, affiliates, and each person who controls the Corporation or such underwriter (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Subscriber furnished to the Corporation by the Subscriber expressly for use therein.

15.   Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim.  Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

16.   The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

17.   If the indemnification provided for in or pursuant to Sections 13 through 17 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of the Subscriber be greater in amount than the amount of net proceeds received by the Subscriber upon such sale.

Closing

18.   The Subscriber agrees to deliver to Agent and such other person as Agent may direct, not later than 4:00 p.m. (Houston, Texas time) on the day that is at least three business days before the Closing Date: (a) this duly completed and executed Subscription Agreement; (b) Exhibit 1 and Exhibit 3 duly completed; and (c) if the Subscriber is not an individual, one completed and executed TSX Venture Exchange Form 4C, Corporate Placee Registration Form attached hereto as Exhibit 4.

19.   Subscriber acknowledges and agrees that any confidentiality arrangement entered into by the Subscriber with the Corporation or Agent in connection with the offering of the Common Shares shall remain in full force and effect in accordance with its terms.

20.   The sale of the Common Shares pursuant to this Subscription Agreement will be completed at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, the Corporation’s counsel, in Houston, Texas at 10:00 a.m. or such other time as the Corporation and the Subscriber may agree (the “Closing Time”) on March [___], 2010 or such other date as the Corporation and the Subscriber may agree (the “Closing Date”).

21.   At or prior to the Closing Time, the Corporation will deliver to the Subscriber, or the Subscriber’s custodian as directed by the Subscriber, a copy of a certificate prepared by the Corporation’s transfer agent representing the Common Shares to be purchased by the Subscriber.  Following receipt of the copy of the certificate referred to in the previous sentence, the Subscriber will, at the Closing Time, pay for the Common Shares by wire transfer of immediately available funds.  Upon completion of the sale, the original of such certificate will be registered by the Corporation’s transfer agent in the manner as set forth on the face page of this Subscription Agreement and sent by the transfer agent as instructed on the face page of this Subscription Agreement.

22.   The Corporation shall be entitled to rely on delivery of a facsimile copy of executed Subscription Agreements, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

23.   The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Common Shares. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and the Agent and their respective counsel in determining the eligibility of a purchaser of Common Shares and the Subscriber agrees to indemnify and hold harmless the Corporation and the Agent and their respective affiliates, shareholders, directors, officers, partners, employees and agents, from and against all losses, claims, costs, expenses and damages or liabilities whatsoever which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at Triangle Petroleum Corporation, Calgary, Alberta, Canada, Attention: Chief Financial Officer (Fax Number: (403) 262-4472) of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

24.   The Subscriber acknowledges that this Subscription Agreement and the Exhibits hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Common Shares under applicable securities legislation, preparing and registering certificates representing Common Shares to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

25.   All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered, sent via overnight courier of national recognition or sent by facsimile transmission (with confirmation) and, in the case of the Subscriber, may also be sent via e-mail,

If to the Corporation:

Triangle Petroleum Corporation
Suite 750, 521-3rd Avenue SW
Calgary, Alberta, Canada T2P 3T3
Facsimile No.: (403) 262-4472

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Suite 1100
Palo Alto, California 94301
Attention:  Leif King, Esq.
Facsimile No.:  (650) 798-6530

If to the Subscriber:

At the Subscriber’s address and e-mail address provided on the first page hereof or, in each case, at such other address or phone number as such party each may specify by written notice to the others.  Each notice, request, consent and other communication shall for all purposes of the Subscription Agreement be treated as being effective or having been given when delivered, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by email to the Subscriber, upon transmission to the proper address without receipt of an error message.

26.   To the best of the Subscriber’s knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

27.   The obligations of the parties hereunder are subject to acceptance of the terms of the Offering by the Toronto Venture Exchange and all other required regulatory approvals.

28.   The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Common Shares to the Subscriber shall be borne by the Subscriber.

29.   This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than New York.

30.   This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

31.   The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent for the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

32.   The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

33.   Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

34.   The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

35.   The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

36.   The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

37.   In this Subscription Agreement (including the Exhibits hereto) all references to dollar amounts are to United States dollars, unless otherwise indicated.

EXHIBIT 1

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the U.S. Securities Act of 1933, as amended. The undersigned has checked the box below indicating the basis on which he is representing his status as an “accredited investor”:

_________
(501(a)(1)) any bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of such Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the U.S. Securities Act of 1933; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the U.S. Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_________	(501(a)(2)) any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

_________
(501(a)(3)) any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_________	(501(a)(5)) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

_________
(501(a)(7)) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act of 1933.

NOTE: The Subscriber should initial beside the portion of the above definition applicable to it.

All monetary references in this Exhibit 1 are in United States Dollars.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of _____________, 2010.

Name of Subscriber

By:
Name:
Title:

EXHIBIT 2

Disclosure Documents of the Corporation

The following filings of the Corporation can be found on the EDGAR Database at the website of the U.S. Securities and Exchange Commission, at http://www.sec.gov/edgar/searchedgar/companysearch.html (type “Triangle Petroleum” in Company name search box and click on “Find Companies”):

1.	Annual Report on Form 10-K for the year ended January 31, 2009 filed with the U.S. Securities and Exchange Commission on April 9, 2009.

2.	Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 22, 2009.

3.	Quarterly Report on Form 10-Q for the quarter ended April 30, 2009 filed with the U.S. Securities and Exchange Commission on June 3, 2009.

4.	Quarterly Report on Form 10-Q for the quarter ended July 31, 2009 filed with the U.S. Securities and Exchange Commission on September 2, 2009.

5.	Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 filed with the U.S. Securities and Exchange Commission on November 23, 2009.

6.
Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on each of April 20, 2009, November 23, 2009, December 1, 2009 and January 5, 2010, and the Current Report on Form 8-K/A filed with the U.S. Securities and Exchange Commission on December 3, 2009 (excluding information furnished under Items 2.02 or 7.01 of Form 8-K or Rule 406T of Regulation S-T).

Exhibit 3

Particulars of Subscriber

Corporate Placee Registration Form		Present Ownership of Securities
The Subscriber, if not an individual, either [CHECK APPROPRIATE ITEM]:		The Subscriber either [CHECK APPROPRIATE ITEM]:

_______
has previously filed with the TSX Venture Exchange a Form 4C, Corporate Placee Registration Form, and represents and warrants that there has been no change to any of the information in the Form 4C previously filed with the TSX Venture Exchange up to the date of this Subscription Agreement; or
_______
owns directly or indirectly, or exercises control or direction over, no Common Shares of the Corporation or securities convertible into Common Shares in the capital stock of the Corporation (excluding the securities subscribed for herein); or

_______	hereby delivers to the Corporation a completed Form 4C in the form attached hereto as Exhibit 4 for filing with the TSX Venture Exchange.	_______
owns directly or indirectly, or exercises control or direction over, ____ Common Shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional __________Common Shares of the Corporation (excluding the securities subscribed for herein).

Insider Status		Member of “Pro Group”

The Subscriber either [CHECK APPROPRIATE ITEM]:		The Subscriber either [CHECK APPROPRIATE ITEM]:

_______	is an “Insider” of the Corporation as defined in the Securities Act (Ontario). More specifically, “Insider” means:	_______		is a Member of the “Pro Group” as defined in the Rules of the TSX Venture Exchange. More specifically, “Pro Group” is defined as follows:

(a)	every director or officer of the Corporation;	1.	Subject to subparagraphs (2), (3) and (4), “Pro Group” shall include, either individually or as a group:
(b)	a director or officer of a person that is itself an insider or subsidiary of the Corporation;		(a)	the member (i.e. a member of the TSX Venture Exchange under the TSX Venture Exchange requirements);
			(b)	employees of the member;
(c)	a person or company that has:		(c)	partners, officers and directors of the member;
			(d)	affiliates of the member; and
	(i) direct or indirect beneficial ownership of,		(e)	associates of any parties referred to in subparagraphs (a) through (d).
	(ii) control or direction over, or	2.	The TSX Venture Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is not acting at arm’s length of the member.
	(iii) a combination of direct or indirect beneficial ownership of and control or direction over;	3.	The TSX Venture Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is acting at arm’s length of the member.
	securities of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities, excluding, for the purpose of the calculation	4.	The member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the member determines that:
	of the percentage held, any securities held by the person as underwriter in the course of a distribution; or		(a)	the person is an affiliate or associate of the member acting at arm’s length of the member;
			(b)	the associate or affiliate has a separate corporate andreporting structure;
(d)	the Corporation itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long		(c)	there are sufficient controls on information flowing between the member and the associate or affiliate; and
	as it continues to hold those securities.		(d)	the member maintains a list of such excluded person.

_______	is not an Insider of the Corporation.	_______		is not a member of the Pro Group.

EXHIBIT 4

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided if the placee:

(a)           will hold more than 5% of the Issuer’s issued and outstanding Listed Shares upon completion of the Private Placement; or

(b)           are subscribing for more than 25% of the Private Placement.

This Form will remain on file with the TSX Venture Exchange.  The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates.  If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies.  If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name:

(b)	Complete Address:

(c)	Jurisdiction of Incorporation or Creation:

2.	(a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)? _____________________________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(d)
It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(e)
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(f)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(g)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(h)
it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The Subscriber acknowledges it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated at                                                       on                                                      , 200_.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature
appears above)

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at _________________________________ on _________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT